                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       __________________________________

                              September 12, 2000
                              ------------------
                                 Date of Report


                          DOLLAR FINANCIAL GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         New York                    333-18221                 13-2997911

(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)         Identification Number)


       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
           (Address of principal executive offices)        (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code
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Item 1.     Not Applicable
            --------------


Item 2. On August 28, 2000, L.M.S. Development Corporation, a subsidiary of Dollar Financial Group, Inc. ("Company"), entered into an Asset Purchase Agreement with Ralph G. Duran to acquire primarily all of the assets of Ram-Dur Enterprises, Inc., d/b/a/ AAA Check Cashing Centers, which operate five stores in Tuscon, Arizona. The aggregate purchase price for this acquisition was $1.3 million and was funded through the Company's revolving credit facility.


Items 3-8.  Not Applicable
            --------------
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                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2000

                                        DOLLAR FINANCIAL GROUP, INC.
                                        a New York corporation



                                        By:    /s/ Richard S. Dorfman
                                           -----------------------------
                                        Name:  Richard S. Dorfman
                                        Title: Executive Vice President and
                                               Chief Financial Officer